UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2021

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Items 2.01 and 5.02 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Merger with Procare.

On October 15, 2021, Clinigence Holdings, Inc., a Delaware corporation (“Parent” or the “Company”), Clinigence Procare Health Inc, a Delaware corporation (“Merger Sub”), Procare Health, Inc., a California corporation (“Procare”), Anh Nguyen (“Majority Stockholder”), and Tram Nguyen (“Minority Stockholder” and together with Majority Stockholder, the “Stockholders”). entered into an agreement and plan of merger (the “Merger Agreement”). The transactions contemplated by the Merger Agreement were consummated on October 15, 2021 (the “Procare Closing”) and the Merger shall become effective upon the return receipt of the Certificate of Merger filed with the California Secretary of State.

The Merger Agreement provided for the merger of Merger Sub with and into Procare, hereafter referred to as the “Acquisition.” As a result of the Acquisition, Merger Sub ceased to exist, and Procare became the surviving corporation and a direct wholly owned subsidiary of Clinigence, and the former stockholders of Procare, the Stockholders, have a direct equity ownership in Clinigence.

Procare is a management services organization (“MSO”) that currently provides services for one health maintenance organization (“HMO”) and three independent physician associations (“IPAs”) in Southern and Northern California. MSOs are business organizations that provide the necessary administrative infrastructure and technology for risk-bearing IPAs to function successfully in their relationships with contracted payors and regulatory agencies. MSOs enable physician organizations to succeed in the assumption of financial and population risk, to improve the organization’s performance in care delivery and to provide actionable data analytics. Procare provides claims administration, compliance, credentialing, quality management, utilization management, contracting, provider relations, member services, care management, coding optimization and financial reporting services, among other services.

Under the terms of the stock purchase agreement, (b) the share of Procare’s common stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive by the Stockholders an aggregate of 759,036 (the “Exchange Ratio”) shares of Parent’s common stock (“Stock Consideration”). Twenty Five percent of the Stock Consideration shall be held back and shall be released to Parent or Stockholders, as the case may be, in accordance with the procedures set forth in Section 3.2 the Merger Agreement. In the event that EBITDA is equal to or exceeds $316,265 (the “Minimum EBITDA Amount”) for the Fiscal Year ended December 31, 2021, Stockholders shall be entitled to receive fifty percent (50%) of the Holdback Shares. If the EBITDA for such period is less than $316,265, that portion of the Holdback Shares shall be released to the Parent. In addition, if the EBITDA for the Procare for the period ended December 31, 2022 equals or exceeds the Minimum EBITDA Amount, the remaining fifty percent (50%) of the Holdback Shares shall be released to the Stockholders. In the event that the Minimum EBITDA Amount is not achieved for such period, that portion of the Holdback Shares shall be returned to the Parent.

In connection with the Merger Agreement, Procare entered into an Employment and Restrictive Covenant Agreement (the “Employment Agreement”) with Anh Nguyen as President and CEO of Procare. The information contained in Item 5.02 below relating to the employment agreement described therein is incorporated herein by reference.

The foregoing description of the Merger Agreement and Employment Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement and Employment Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2 and are incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The Company Shares issued in connection with the Acquisition to the former Procare Stockholders and were issued with a restrictive legend that shares had not been registered under the Securities Act of 1933 (the “Securities Act”). For more information, see Item 2.01 – Completion of Acquisition or Disposition of Assets.

The issuance of the Company Shares in conjunction with the Acquisition was exempt from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act. The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D and upon such further representations from each investor that (i) such investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act of 1933, (ii) such investor agrees not to sell or otherwise transfer the purchased securities or shares underlying such securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such investor has knowledge and experience in financial and business matters such that such investor is capable of evaluating the merits and risks of an investment in us, (iv) such investor had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) such investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers

In connection with the Merger Agreement, Procare entered into an Employment and Restrictive Covenant Agreement (the “Employment Agreement”) with Anh Nguyen as President and CEO of Procare. Under the three-year agreement, Ms. Nguyen is entitled to a base salary of $200,000 per year. At any time beginning three (3) years from the effective date of the Employment agreement, if the Company terminates Ms. Nguyen, she would be entitled to receive payment of all salary and benefits accrued up to the termination date of her employment in all employment termination events. Thereafter, Ms. Nguyen would be entitled to receive six (6) months of base salary as a severance payment upon termination of her employment by the Company without cause or by her for good reason. The Company’s board of directors may, in its discretion, award bonuses to its executive officers on a case-by-case basis. Ms. Nguyen is also eligible to participate in the Company’s employee benefit plans and programs, including medical, dental and vision benefits, vacation and PTO, and the Company’s 2019 Omnibus Incentive Plan, to the same extent as its other full-time employees, subject to the terms and eligibility requirements of those plans.

Anh Nguyen founded Procare Health, Inc. in 2013, a Management Services Organization delegated by Medicare Advantage Health Plans to provide innovative management services and solutions to Independent Physician Associations and Medical Groups that catered to underserved ethnic minority senior population. Ms. Nguyen provide sstrategic leadership for the company by working with the IPA’s Boards and other management to establish long-range goals and strategies. Ms. Nguyen plans, develops, organizes, implements, directs and evaluates the organization's fiscal function including reporting financials to DMHC. She also oversees the medical utilization department to ensure efficiency and achieving four star quality care performance rating for IPAs. Additionally under MsNguyen’s leadership Procare also offers consultancy service to Restricted and Full Knox Keene licensing and Start up operations and consultancy to Medicare Advantage Health plans in operations and implementing policies and procedures for efficiency, cost savings while increasing quality of care. Ms. Nguyen holds a Bachelors of Science, Business Administration degree from California State University, Los Angeles, CA and a Masters in Business Administration from California State University, Monterey Bay, CA

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

On October 21, 2021, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filings of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to amend this Current Report on Form 8-K to file the required financial statements within the time prescribed by this item.

(b) Pro Forma Financial Information

The Company intends to amend this Current Report on Form 8-K to file the required pro forma financial information within the time prescribed by this item.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 21, 2021

Clinigence Holdings, Inc.

By: /s/ Michael Bowen

Michael Bowen

Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among the Company, Procare, Merger Sub, Majority Stockholder and Minority Stockholder.
2.2	Employment and Restrictive Covenant Agreement with Anh Nguyen.
99.1	Clinigence Press Release dated October 21, 2021 announcing the Closing.

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